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                        Supplement dated September 16, 2002
                      to the Prospectus dated May 10, 2002
                                       for
                        MAINSTAY PLUS II VARIABLE ANNUITY

                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III


        NYLIAC is offering a modified version of the MainStay Plus II Variable Annuity policies ("policies") in the states of Alabama, Maryland, Massachusetts, New Jersey, Oregon and Washington. Please be advised that this product may not be available for sale in these jurisdictions at the current time. Please check with your registered representative for current availability. This supplement modifies the May 10, 2002 prospectus for the policies to describe the modified version of the policies.

        Please keep this supplement for future reference together with the prospectus. All capitalized terms have the same meaning as those included in the prospectus.

        The principal difference between the modified version and the flexible premium version of the policies is that, under the modified version, you may only make additional premium payments during the first Policy Year.

        When reading the supplement together with the prospectus, keep in mind that premium payments are only permitted during the first Policy Year. Accordingly, all references throughout the prospectus to premium payments in the plural and references to allocations of premium payments should be read to mean premium payments during the first Policy Year.

The prospectus is modified as follows:

1. Replace the second sentence under Question 5, "WHAT ARE THE MINIMUM INITIAL AND MAXIMUM ADDITIONAL PREMIUM PAYMENTS?" on page 12 with the following:

        Additional premium payments are allowed only during the first Policy Year. Additional premium payments must be at least $500, or such lower amount as we may permit.

2.  Replace the heading of Question 7 on page 13 with the following:

         7.  MAY WE TERMINATE YOUR POLICY?

3. Replace the paragraph under Question 7 on page 13 and the paragraph under "OUR RIGHT TO CANCEL" on page 33 with the following:

        If the Accumulation Value of your policy and your total premium payments less any withdrawals and surrender charges are less than $2,000, we reserve the right to terminate your policy, subject to applicable state laws. We will notify you of our intention to exercise this right 90 days prior to terminating your policy. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

4. Replace the second sentence of the fourth paragraph under the section "POLICY APPLICATION AND PREMIUM PAYMENTS" on page 19 with the following:

        Additional premium payments are allowed only during the first Policy Year. Additional premium payments must be at least $500, or such lower amount as we may permit.



                 New York Life Insurance and Annuity Corporation
                            (a Delaware Corporation)
                      51 Madison Avenue, New York, NY 10010